                   MORGAN STANLEY CONVERTIBLE SECURITIES TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2007 - SEPTEMBER 30, 2007

                                                                         AMOUNT OF     % OF       % OF
                                          OFFERING         TOTAL           SHARES     OFFERING   FUNDS
   SECURITY        PURCHASE/    SIZE OF   PRICE OF       AMOUNT OF       PURCHASED   PURCHASED    TOTAL                  PURCHASED
  PURCHASED       TRADE DATE   OFFERING    SHARES         OFFERING        BY FUND     BY FUND    ASSETS       BROKERS      FROM
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                                                                                                              Morgan
                                                                                                             Stanley,
                                                                                                             Goldman,
  Savvis Inc.      05/03/07       --       $100.00   $  345,000,000.00       850       0.24%      0.05       Sachs &      Goldman
  3.000% due                                                                                                Co., Banc      Sachs
   5/15/2012                                                                                                of America
                                                                                                            Securities
                                                                                                           LLC, Lehman
                                                                                                             Brothers
     Caci
 International                                                                                                Morgan
Inc. 2.125% due    05/11/07       --       $100.00   $  300,000,000.00       340       0.11%      0.02       Stanley,     JPMorgan
   5/1/2014                                                                                                  Credit
                                                                                                             Suisse
                                                                                                              Morgan       Lehman
    Micron                                                                                                   Stanley,     Brothers
Technology Inc.    05/18/07       --       $100.00   $1,300,000,000.00     1,360       0.10%      0.08%      Credit
  1.875% due                                                                                                 Suisse,
   6/1/2014                                                                                                  Lehman
                                                                                                             Brothers
                                                                                                            Citigroup
                                                                                                              Global
                                                                                                             Markets
                                                                                                              Inc.,
                                                                                                             Deutsche
                                                                                                               Bank
                                                                                                            Securities
                                                                                                              Inc.,
                                                                                                             Goldman
                                                                                                             Sachs &
                                                                                                             Co., ABN
                                                                                                            Amro, Banc
                                                                                                            of America
                                                                                                            Securities
                                                                                                              LLC,
                                                                                                            Barclays
                                                                                                             Capital,
                                                                                                              Bear
   General                                                                                                 Stearns &
    Motors                                                                                                 Co. Inc.,
 Corp. PFD                                                                                                 Blaylock &
    1.500%         05/24/07       --       $15.00    $1,500,000,000.00    85,000       0.14%      1.27%    Co., Inc.,    Citigroup
  due 6/1/09                                                                                                 Credit
                                                                                                            Suisse,
                                                                                                             Doley
                                                                                                          Securities,
                                                                                                           JPMorgan,
                                                                                                              Loop
                                                                                                            Capital
                                                                                                            Markets
                                                                                                              LLC,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                          Co., Morgan
                                                                                                            Stanley,
                                                                                                             Muriel
                                                                                                           Siebert &
                                                                                                           Co. Inc.,
                                                                                                           Ramirez &
                                                                                                           Co. Inc.,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                            Capital,
                                                                                                              UBS
                                                                                                           Securities
                                                                                                              LLC,
                                                                                                            Utendahl
                                                                                                            Capital
                                                                                                          Partners LP
  Molson Coors     06/11/07       --       $100.00   $  575,000,000.00     1,700       0.29%      0.10%      Deutsche     Deutsche
   Brewing Co.                                                                                                 Bank,        Bank
   2.500% due                                                                                                 Morgan
    7/30/2013                                                                                               Stanley,
                                                                                                            JPMorgan,
                                                                                                           BMO Capital
                                                                                                             Markets,
                                                                                                              Citi,
                                                                                                            Wachovia
                                                                                                            Securities